                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                   FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): August 27, 2007
                                                          ---------------

                         FIRSTPLUS FINANCIAL GROUP, INC.
--------------------------------------------------------------------------------
               (Exact Name of Registrant as specified in Charter)

          Nevada                     0-27750                  75-2561085
--------------------------------------------------------------------------------
      (State or Other              (Commission               (IRS Employer
Jurisdiction of Incorporation)     File Number)           Identification No.)

122 W. John Carpenter Freeway, Suite 450, Irving, Texas         75039
--------------------------------------------------------------------------------
       (Address of Principal Executive Offices)               (Zip Code)

       Registrant's telephone number, including area code: (972) 717-7969
                                                           --------------

--------------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report.)

      Check the  appropriate  box below if the Form 8-K  filing is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

  |_| Written  communications  pursuant to Rule 425 under the Securities Act (17
      CFR 230.425)

  |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
      240.14a-12)

  |_| Pre-commencement  communications  pursuant  to  Rule  14d-2(b)  under  the
      Exchange Act (17 CFR 240.14d-2(b))

  |_| Pre-commencement  communications  pursuant  to  Rule  13e-4(c)  under  the
      Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.  DEPARTURE OF DIRECTORS OR CERTAIN  OFFICERS;  ELECTION OF DIRECTORS;
            APPOINTMENT  OF  CERTAIN  OFFICERS;   COMPENSATORY  ARRANGEMENTS  OF
            CERTAIN OFFICERS.

      This  amendment to the Current  Report on Form 8-K, dated August 27, 2007, and filed on August 31, 2007 (the "Original Form 8-K"),  by FIRSTPLUS  Financial
Group, Inc. (the "Company") is submitted solely to correct a typographical error contained in the Employment Agreement, dated August 27, 2007, by and between the
Company and William  Handley  (the  "Employment  Agreement"),  described  in the
Original Form 8-K and filed as Exhibit 10.3 thereto.

      The foregoing  description of the Employment Agreement is not complete and is qualified  in its  entirety by  reference to the full text of the  Employment
Agreement,  a  copy  of  which  is  filed  herewith  as  Exhibit  10.1,  and  is incorporated herein by reference.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(d)   Exhibits

      Exhibit No.       Exhibits
      -----------       --------

      10.1              Employment  Agreement  dated  August  27,  2007,  by and
                        between  FIRSTPLUS  Financial  Group,  Inc.  and William
                        Handley.

                                    SIGNATURE

      Pursuant to the  requirements of the Securities  Exchange Act of 1934, the
Company has duly caused  this  Current  Report on Form 8-K/A to be signed on its behalf by the undersigned hereunto duly authorized.

September 10, 2007

                                FIRSTPLUS FINANCIAL GROUP, INC.

                                By: /s/ John Maxwell
                                    --------------------------------------------
                                    Name:  John Maxwell
                                    Title: President and Chief Executive Officer

                                       3